SUBSIDIARY GUARANTY


                          Dated as of December 31, 1998

                                      From


                           ABC INTERNET SERVICES, INC.

                              ABC INVESTMENT CORP.

                          CLASSIC RADIO HOLDING CORP.,

                        CLASSIC RADIO ACQUISITION CORP.,

                                       and

                              CH ACQUISITIONS CORP.

                                 as Guarantors,

                                   in favor of

                              FLEET NATIONAL BANK,

                             as Administrative Agent




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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

Section 1.  Guaranty; Limitation of Liability                                 1

Section 2.  Guaranty Absolute                                                 2

Section 3.  Waivers and Acknowledgments                                       3

Section 4.  Subrogation                                                       3

Section 5.  Payments Free and Clear of Taxes, Etc.                            4

Section 6.  Representations and Warranties                                    6

Section 7.  Covenants                                                         7

Section 8.  Amendments, Etc.                                                  7

Section 9.  Notices, Etc.                                                     7

Section 10. No Waiver; Remedies                                               7

Section 11. Right of Setoff.                                                  7

Section 12. Indemnification                                                   8

Section 13. Continuing Guaranty; Assignments Under the Credit Agreement       8

Section 14. Governing Law; Jurisdiction; Waiver of July Trial, Etc.           8

Section 15. Counterparts                                                      9


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

                                    GUARANTY


     GUARANTY (this "Guaranty"), dated as of December 31, 1998, made by each of the Persons listed on the signature pages hereof, and the Additional Guarantors (as defined in Section 8(b)) (such Persons so listed and the Additional Guarantors being, each, a "Guarantor", and collectively, the "Guarantors") in favor of Fleet National Bank, as Administrative Agent under the Credit Agreement referred to below (the "Administrative Agent") for the benefit of the Secured Parties (as defined in such Credit Agreement).

     PRELIMINARY STATEMENT. Audio Book Club, Inc., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement, dated as of November___, 1998 (said Credit Agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, being the "Credit Agreement"; capitalized terms used and not otherwise defined herein have the meanings
ascribed  to  them  in  the  Credit  Agreement),   with  the  banks,   financial
institutions and other institutions and other institutional lenders party thereto and Fleet National Bank, as Initial Issuing Bank, as Swing Line Bank and as the Administrative Agent. It is a condition precedent to the making of Advances by the Lender Parties and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement and to the entry by the Hedge Banks into Bank Hedge Agreements with the Borrower, from time to time, that the Guarantors shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and Issuing Bank to issue Letters of Credit under the Credit Agreement, and the Hedge Banks to enter into Bank Hedge Agreements with the Borrower, from time to time, each Guarantor hereby agrees as follows:

     Section 1. Guaranty; Limitation of Liability.

     (a) Each Guarantor hereby, jointly and severally, unconditionally and irrevocably guarantees to the Secured Parties the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower or any other Loan Party to the Secured Parties now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower or any other Loan Party to the Administrative Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

     (b) Each Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Secured Party, hereby confirms that it is the intention of all such parties that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law which may be applicable to this Guaranty. To effectuate the foregoing intention, the Administrative Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Guaranty, result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

     Section 2. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Secured Party with respect thereto. The Obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional, irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of the Borrower or any of its Subsidiaries;


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

     (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

     (f) any failure of any Secured Party to disclose to the Borrower or any Guarantor any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Secured Party (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information); or

     (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, such Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be refused by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

     Section 3. Waivers and Acknowledgments.

     (a)  Each  Guarantor  hereby  waives  promptness,   diligence,   notice  of
acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower, any Guarantor or any other Person or any Collateral.

     (b) Each Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each Guarantor acknowledges that it will receive material and substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.

     Section 4. Subrogation. Each Guarantor will not exercise any rights that it may now or hereafter acquire against the Borrower or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any other Secured Party against the Borrower or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other



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

manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been independently paid in full in cash, all Letters of Credit have expired or have been terminated or canceled, all Bank Hedge Agreements shall have expired or terminated and the Commitments shall have expired or terminated. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to the later of (i) the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and (ii) the later of (x) the Termination Date, (y) the expiration, termination or cancellation or all Letters of Credit, and (z) the expiration or termination of all Bank Hedge Agreements, such amount shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) a Guarantor shall make payment to the Administrative Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be indefeasibly paid in full in cash and (iii) the Termination Date shall have occurred, all Letters of Credit have expired or have been terminated or canceled and all Bank Hedge Agreements shall have expired or terminated, the Administrative Agent and the other Secured Parties will promptly, at such
Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

     Section 5. Payments Free and Clear of Taxes, Etc.

     (a) Any and all payments made by each Guarantor hereunder shall be made, in accordance with Section 2.12 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Administrative Agent or any other Secured Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or such other Secured Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and
(iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each Guarantor agrees to pay any present or future Other Taxes.

     (c) Each Guarantor will indemnify the Administrative Agent and each other Secured Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) imposed on or paid by the Administrative Agent or such other Secured Party (as the case may be) and any liability (including, without limitation, penalties, additions to tax, interest and expenses) arising therefrom


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

or with respect thereto, except with respect to the Administrative Agent or any Secured Party, as the case may be, for such a liability arising from the Administrative Agent's or such Secured Party's, as the case may be, willful misconduct or gross negligence. This indemnification shall be made within thirty
(30) days from the date on which the Administrative Agent or such other Secured Party, as the case may be, makes written demand specifying in reasonable detail the basis therefor.

     (d) Within thirty (30) days after the date of any payment of Taxes by or on behalf of a Guarantor, such Guarantor will furnish to the Administrative Agent, at its address referred to in Section 11.2 of the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of a Guarantor through an account or branch outside the United States or by or on behalf of such Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) Each Secured Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance or other agreement pursuant to which it became a Secured Party in the case of each other Secured Party (but only so long thereafter as such Secured Party remains lawfully able to do so), provide each of the Administrative Agent and Guarantors with two originals of Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Secured Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under the Credit Agreement or the Notes. If the form provided by a Secured Party at the time such Secured Party first becomes a party to the Credit Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Secured Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that if at the date of the Assignment and Acceptance pursuant to which a Secured Party assignee becomes a party to the Credit Agreement, the Secured Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Secured Party assignee on such date. If any form or document referred to in this subsection (e) and requested by a Guarantor pursuant to this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form 1001 or 4224, that the Secured Party reasonably considers to be confidential, the Secured Party shall give notice thereof to such Guarantor and shall not be obligated to include in such form or document such confidential information.


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

     (f) For any period with respect to which a Secured Party has failed to provide any Guarantor, following such Guarantor's request therefor pursuant to subsection (e) above, with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Secured Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States; provided, however, that should a Secured Party become subject to Taxes because of its failure to deliver a form required hereunder, such Guarantor shall take all such steps as such Secured Party shall reasonably request to assist such Secured Party to recover such Taxes.

     (g) Any Secured Party claiming any additional amounts payable pursuant to this Section 5 agrees to use best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Eurodollar Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the judgment of such Secured Party, be otherwise disadvantageous to such Secured Party.

     (h) Without prejudice to the survival of any other agreement of each Guarantor hereunder or under any other Loan Document, the agreements and obligations of each Guarantor contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and the other Loan Documents.

     Section 6. Representations and Warranties. The Guarantors hereby jointly and severally represent and warrant as follows:

     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (b) Each Guarantor has, independently and without reliance upon the Administrative Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and each Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to (and is now, and on a continuing basis will be, completely familiar with) the financial condition, operations, properties and prospects of the Borrower and the other Loan Parties.

     (c) Each of the representations and warranties applicable to the Guarantors in the Credit Agreement is true and correct in all material respects on the date hereof.

     Section 7. Covenants. Each Guarantor hereby covenants and agrees that, so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, any Bank Hedge Agreement shall not have expired or terminated or any Lender Party shall have any Commitment, such Guarantor will, unless the Administrative Agent and Required Lenders shall otherwise consent in writing, perform or observe all of the terms, covenants and


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

agreements that this Guaranty and the other Loan Documents state that such Guarantor shall perform or observe.

     Section 8. Amendments, Etc. (a) No amendment or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and Required Lenders, and then such waiver or consent shall be effective only in the specific instance, and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lenders (other than any Lender Party which is, at such time, a Defaulting Lender), (a) limit the liability of any Guarantor hereunder or (b) postpone any date fixed for payment hereunder.

     (b) Upon the execution and delivery by any Person of a supplemental guaranty in substantially the form of Exhibit A hereto (each a "Guaranty Supplement"), such Person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor for all purposes hereunder and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor and each reference in any other Loan Document to a "Guarantor" or "Subsidiary Guarantor" shall also mean and be a reference to such Additional Guarantor.

     Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered to it, if to a Guarantor, addressed to it at the address listed for such Guarantor on the signature pages hereof (or in the applicable Guaranty Supplement), if to the Administrative Agent or any Lender Party, at its address specified in Section
11.2 of the Credit Agreement, if to any Hedge Bank, at its address specified in the Bank Hedge Agreement to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed by certified mail, return receipt requested, telegraphed, telecopied or telexed, be effective three (3) days after mailing, upon delivery to the telegraph company, upon transmission by telecopier or upon confirmation by telex answerback, respectively.

     Section 10. No Waiver; Remedies. No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default, each Lender Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Guarantor after any such setoff and application; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender Party and its Affiliates under this Section are in addition to the other rights and remedies (including, without limitation, other rights of setoff) that such Lender Party and its respective Affiliates has.

     Section 12. Indemnification. Without limitation on any other Obligations of any Guarantor or the remedies of the Secured Parties under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of such Secured Party's legal counsel) suffered or incurred by such Secured Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Borrower or any other Guarantor enforceable against the Borrower or such other Guarantor (as the case may be) in accordance with their terms.

     Section 13. Continuing Guaranty; Assignments Under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the indefeasible payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the later of (i) the Termination Date, (ii) the expiration, termination or cancellation of all Letters of Credit, and (iii) the expiration or termination of all Bank Hedge Agreements, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the other Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party by this Guaranty or otherwise, in each case to the maximum extent provided in Section 11.7 of the Credit Agreement.

     Section 14. Governing Law; Jurisdiction; Waiver of July Trial, Etc.

     (A) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES).

     (B) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH GUARANTOR HEREBY

IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

     (C) EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, IN ANY NEW YORK STATE OR FEDERAL COURT. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (D) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

     Section 15. Counterparts. This Agreement may be executed in any number of several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart to this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                         ABC INTERNET SERVICES, INC.


                                         By: /s/ Norton Herrick
                                            --------------------------------
                                         Title: Co-Chief Executive Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962


                                         ABC INVESTMENT CORP.


                                         By: /s/ John Levy
                                            --------------------------------
                                         Title: Executive Vice President
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962


                                         CLASSIC RADIO HOLDING CORP.


                                         By: /s/ Norton Herrick
                                            --------------------------------
                                         Title: Co-Chief Executive Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962


                                         CLASSIC RADIO ACQUISITION CORP.


                                         By: /s/ Norton Herrick
                                            --------------------------------
                                         Title: Co-Chief Executive Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962

                                         CH ACQUISITIONS CORP.


                                         By: /s/ Norton Herrick
                                            --------------------------------
                                         Title: Co-Chief Executive Officer
                                               -----------------------------
                                         Address: 20 Community Place
                                                  P.O. Box 2346
                                                  Morristown, New Jersey 07962

Accepted on behalf of
the Secured Parties:

FLEET NATIONAL BANK,
as Administrative Agent

By: /s/ Alex Sade
   ---------------------------
Title: Director
      ------------------------

                                    EXHIBIT A

                           FORM OF GUARANTY SUPPLEMENT


                                                               ----------, -----


Fleet National Bank, as Administrative Agent
One Federal Street
Boston, Massachusetts 02110
Attention: Corporate Banking Group

          Credit Agreement, dated as of November ___, 1998, among Audio Book Club, Inc., a Delaware corporation (the "Borrower"), the Lenders party to the Credit Agreement, Fleet National Bank, as Initial Issuing Bank, as Swing Line Bank and as Administrative Agent and (the "Credit Agreement")

Ladies and Gentlemen:

     Reference is made to the above-defined Credit Agreement and to the Guaranty referred to therein (such Guaranty, as in effect on the date hereof and as it may hereafter be amended, modified, restated or supplemented from time to time, (the "Guaranty"). Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Guaranty.

     The undersigned hereby, jointly and severally, unconditionally and irrevocably guarantees to the Secured Parties the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Guaranteed Obligations and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any other Secured Party on the terms set forth in the Guaranty as if it were an original party thereto. On and after the date hereof, each reference in the Guaranty to "Guarantor" shall also mean and be a reference to the undersigned.

     The undersigned hereby agrees to be bound as a Guarantor by all of the terms and provisions of the Guaranty to the same extent as each other Guarantor.

     THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES).

     THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF

AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR IN SUCH FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THE GUARANTY SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY JURISDICTION.

     THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF, OR RELATING TO, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY, IN ANY NEW YORK STATE OR FEDERAL COURT. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE, IN EQUITY OR AT LAW) ARISING OUT OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.


                                         Very truly yours,

                                         [NAME OF ADDITIONAL
                                         GUARANTOR]

                                         By:________________________________
                                         Title: ____________________________
                                         Address: __________________________
                                                  __________________________



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